SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 7, 2005
                                                        -----------------



                                  NYMAGIC, INC.
                                  -------------
             (Exact Name of Registrant as specified in its charter)



          NEW YORK                     1-11238                 13-3534162
---------------------------       ------------------      ---------------------
(State or other jurisdiction      (Commission File            (IRS Employer
     of incorporation)                  Number)             Identification No.)


                   919 Third Avenue, New York, New York 10022
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 551-0600
                                                          ---------------

                                       N/A
                                 --------------
         (Former name or former address, if changed since last report):



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement.

         On January 7, 2005, NYMAGIC, INC. (the "Company") entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") pursuant to which the Company purchased from certain of its shareholders a total of 1,092,735 shares of the Company's common stock at $24.80 per share. The selling shareholders were
(i) Mark W. Blackman, a son of the Company's founder who is currently the Company's Chief Underwriting Officer, (ii) his wife Deborah Blackman, (iii) the Trust for the Benefit of Alexandra Blackman, a trust established for the benefit of the daughter of Mark W. Blackman and Deborah Blackman, (iv) the Trust for the Benefit of Ian Blackman, a trust established for the benefit of the son of Mark
W. Blackman and Deborah Blackman, (v) Lionshead Investments, LLC, a company controlled by John N. Blackman, Jr., also a son of the Company's founder, (vi) Genna Blackman, a daughter of John N. Blackman, Jr., (vii) Christopher Blackman, a son of John N. Blackman, Jr., (viii) the Trust for the Benefit of Laura Blackman, a trust established for the benefit of the daughter of John N.
Blackman, Jr., (ix) the Blackman Charitable Remainder Trust, a charitable remainder trust established by the Blackman family, (x) the Louise B. Tollefson Charitable Lead Annuity Trust dated March 30, 2000, a trust established by Louise B. Tollefson, the former wife of the Company's founder, (xi) the Bennett
H. Tollefson Charitable Lead Unitrust dated March 30, 2000, a trust established by Louise B. Tollefson, the former wife of the Company's founder, and (xii) the Louise B. Blackman Tollefson Family Foundation dated March 24,1998, established by Louise B. Tollefson, the former wife of the Company's founder. Robert G. Simses, a director of the Company, is a trustee of the trusts identified in (x),
(xi) and (xii) above.

         The Company purchased from each selling shareholder the number of shares set forth below for the aggregate purchase price set forth below:

--------------------------------------------------------------------------------
Name and Address                  Aggregate Number of      Redemption Price
                                    Common Stock            of Common Stock
--------------------------------------------------------------------------------
Mark W. Blackman                          54,530 shares     $1,352,344.00

--------------------------------------------------------------------------------
Deborah Blackman                          50,000 shares     $1,240,000.00

--------------------------------------------------------------------------------
Trust for the Benefit of                  55,000 shares     $1,364,000.00
Alexandra Blackman

--------------------------------------------------------------------------------
Trust for the Benefit of                  55,000 shares     $1,364,000.00
Ian Blackman

--------------------------------------------------------------------------------
Lionshead Investments, LLC               495,030 shares    $12,276,744.00

--------------------------------------------------------------------------------
The Blackman Charitable                   25,000 shares       $620,000.00
Remainder Trust

--------------------------------------------------------------------------------
Trust for the Benefit of                  25,158 shares       $623,918.40
Laura Blackman

--------------------------------------------------------------------------------
Genna Blackman                            33,832 shares       $839,033.60

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Christopher Blackman                      33,832 shares       $839,033.60

--------------------------------------------------------------------------------
Louise B. Tollefson                      133,135 shares     $3,301,748.00
Charitable Lead Annuity
Trust dated 3/30/00

--------------------------------------------------------------------------------
Bennett H. Tollefson                     125,374 shares     $3,109,275.20
Charitable Lead Unitrust
dated 3/30/00

--------------------------------------------------------------------------------
Louise B. Blackman Tollefson               6,844 shares       $169,731.20
Family Foundation Dated
3/24/98

--------------------------------------------------------------------------------

         As a result of the share purchase, the Company's outstanding shares of common stock have been reduced from 9,781,098 to 8,688,363 and the number of shares owned by members of the Blackman family (including through trusts of which they are beneficiaries) has been reduced to approximately 2,470,262 shares, or approximately 28% of the Company's outstanding shares.

         Certain of the selling shareholders (collectively, the "Participating Shareholders") are parties to a Voting Agreement, dated as of February 20, 2002, as amended March 1, 2002, January 27, 2003, March 12, 2003 and February 24, 2004 (the "Voting Agreement") by and among Mark W. Blackman, Blackman Investments LLC, John N. Blackman, Jr., as trustee of the Blackman Charitable Remainder Trust, Robert G. Simses, as trustee of the Louise B. Tollefson 2000 Florida Intangible Tax Trust, as trustee of the Louise B. Blackman Tollefson Family Foundation, as co-trustee of the Louise B. Tollefson Charitable Lead Annuity Trust, and as co-trustee of the Bennett H. Tollefson Charitable Lead Unitrust, Kathleen Blackman as co-trustee of the Blackman Charitable Remainder Trust, First Union National Bank, as co-trustee of the Louise B. Tollefson Charitable
Lead Annuity Trust, and as co-trustee of the Bennett H. Tollefson Charitable Lead Unitrust, and Mariner Partners, Inc. ("Mariner").

         Under the Voting Agreement, the Participating Shareholders granted to Mariner certain voting rights with respect to their shares as well as an option (the "Option") to purchase up to an aggregate of 1,800,000 shares of the Company's common stock. Mariner consented to the sale of shares to the Company under the Stock Purchase Agreement and irrevocably released the shares sold from the provisions of the Voting Agreement. Following the sale of shares under the Stock Purchase Agreement, an aggregate of 2,450,000 shares remain subject to the Voting Agreement, including the shares subject to Mariner's Option.

         Under a Securities Purchase Agreement, dated January 31, 2003, Conning Capital Partners VI, L.P. has an option to acquire up to an aggregate of 100,000 shares of the Company's common stock held by Lionshead Investments, LLC (formerly named Blackman Investments, LLC), a company controlled by John N. Blackman, Jr.

         The  Stock  Purchase  Agreement   contains  standard   representations,
warranties and covenants for transactions of this type.

         A copy of the Stock Purchase Agreement is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

        (c) Exhibits

        Exhibit Number   Description
        --------------   -----------

        10.1 Stock Purchase Agreement, dated as of January 7, 2005, by and among the Company and the sellers named therein.

        99.1             Press Release dated January 7, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                           NYMAGIC, INC.


                           By:    /s/ Thomas J. Iacopelli
                                ----------------------------------------------
                                Name:    Thomas J. Iacopelli
                                Title:   Chief Financial Officer and Treasurer




Date: January 10, 2005

                                  Exhibit Index


        Exhibit Number   Description
        --------------   -----------

        10.1 Stock Purchase Agreement, dated as of January 7, 2005, by and among the Company and the sellers named therein.

        99.1             Press Release dated January 7, 2005.